Exhibit 8.1

PRINCIPAL SUBSIDIARIES OF THE REGISTRANT (as of December 31, 2023)

Subsidiaries	Jurisdiction of Incorporation
FTA MOVE LIMITED	British Virgin Islands
Smart Logistics Information Limited	British Virgin Islands
AMH Logistics Infrastructure Co., Ltd.	British Virgin Islands
Lianyun Logistics Infrastructure Co., Ltd.	British Virgin Islands
Lianhe Logistics Infrastructure Co., Ltd.	British Virgin Islands
AMH Lianyun Logistics Infrastructure Co., Ltd.	British Virgin Islands
Liancang Logistics Infrastructure Co., Ltd.	British Virgin Islands
Full Truck Alliance (HK) Limited	Hong Kong
Lucky Logistics Information Limited	Hong Kong
Full Truck Alliance Infrastructure (HK) Limited	Hong Kong
Full Truck Alliance Liancang Logistics Infrastructure (HK) Limited	Hong Kong
FTA Move International Logistics Information Limited	Hong Kong
Smart Logistics Information (HK) Limited	Hong Kong
FTA International (SG) PTE.LTD.	Singapore
Smart Cold Chain Freight Limited	Cayman Islands
Smart Cold Chain Freight (HK) Limited	Hong Kong
Jiangsu Manyun Logistics Information Co., Ltd.*	PRC
Nanjing Yun Man Man Investment Co., Ltd.*	PRC
Tianjin Manbang Financing Assurance Co., Ltd.*	PRC
Full Truck Alliance Information Technology Co., Ltd.* (formerly known as Full Truck Alliance Information Consulting Co., Ltd.*)	PRC
Shandong Full Truck Alliance Energy Co., Ltd. *	PRC
Guiyang Bang Man Commercial Information Consulting Co., Ltd. * (formerly known as Guiyang Bang Man Financial Leasing Co., Ltd.*)	PRC
Tianjin Fu Man Chuang Information Technology Co., Ltd. *	PRC
Shan’en Energy (Dalian) Co., Ltd*	PRC
Nanjing Yunmanman Supply Chain Management Co., Ltd.*	PRC
Tianjin Manyun Financial Leasing Co., Ltd.*	PRC
Tianjin Manyun Commercial Factoring Co., Ltd.*	PRC
Nanjing Fu Man Chuang Enterprise Management Consultancy Co., Ltd.*	PRC
Tianjin Manyun Network Technology Co., Ltd*	PRC
Jiangsu Manchebang Logistics Technology Co., Ltd*	PRC
Tianjin Manyun Logistics Technology Co., Ltd*	PRC
Guizhou FTA Logistics Technology Co., Ltd.*	PRC
Shanghai Chenghu Logistics Technology Co., Ltd*	PRC
Guiyang Huochebang Technology Co., Ltd.*	PRC
Guangzhou Lanqiao Software Technology Co., Ltd*	PRC
Beijing Zhihui Yunli Technology Co., Ltd. * (formerly known as Beijing Huochebang Technology Co., Ltd.*)	PRC
Shanghai Jiansheng Management Consulting Co., Ltd.*	PRC
Guiyang Huochebang Xinshiqi Technology Co., Ltd.*	PRC
Guizhou Huochebang Internet Information Service Co., Ltd.*	PRC
Chengdu Yunli Technology Co., Ltd.*	PRC
Guizhou Huochebang Logistics Consulting Co., Ltd.*	PRC
Guizhou Banghuoche Financing Assurance Co., Ltd.*	PRC
Guizhou Huochebang Microfinance Co., Ltd.*	PRC
Nanjing Manyun Software Information Consulting Co., Ltd*	PRC
Full Truck Alliance Tanlu (Tianjin) Technology Co., Ltd*	PRC
Nanjing Manyun non-Financing Guarantee Co., Ltd.*	PRC
Jiangsu Fu Man Chuang Innovative Investment Co., Ltd. *	PRC
Tianjin Fu Man Chuang Chuang Qi Technology Co., Ltd. *	PRC

Tianjin Full Truck Alliance Energy Technology Co., Ltd.*	PRC
Beijing Manxin Technology Co., Ltd.* (formerly known as Beijing Yunmanman Technology Co., Ltd.*)	PRC
Shanghai Xiwei Information Consulting Co., Ltd.*	PRC
Yixing Manxian Information Technology Co., Ltd. *	PRC
Yixing Full Truck Alliance Logistics Technology Co., Ltd. *	PRC
Sichuan Yundao Vehicle Sales Co., Ltd.*	PRC
Henan Shan’en Yunmeng Logistics Co., Ltd.*	PRC
Guizhou Huochebang Supply Chain Management Co., Ltd.*	PRC
Chongqing Zhuojie Logistics Service Co., Ltd.*	PRC
Shaanxi Shan’en Yunmeng Logistics Service Co., Ltd.*	PRC
Ningxia Shan’en Yunmeng Logistics Service Co., Ltd.*	PRC
Jiangsu Manyun Industrial Technology Co., Ltd*	PRC
Nanjing Fumanchuang Equity Investment Partnership (Limited Partnership)*	PRC
Tianjin Manyun Technology Service Co., Ltd.*	PRC
Nanjing Manxianxian Cold Chain Technology Co., Ltd*	PRC

Group VIEs	Jurisdiction of Incorporation
Jiangsu Manyun Software Technology Limited*	PRC
Guiyang Shan’en Technology Co., Ltd.*	PRC
Nanjing Manyun Cold Chain Technology Co., Ltd. *	PRC

Subsidiaries of the Group VIEs	Jurisdiction of Incorporation
Jiangsu Yunmanman Intra-city Information Technology Co., Ltd. * (formerly known as Nanjing Manyun Business Information Consultation Co., Ltd.*)	PRC
Huainan Manyun Software Technology Co., Ltd. *	PRC
Mingguang Manyun Software Technology Co., Ltd. *	PRC
Suzhou Manyun Software Technology Co., Ltd. *	PRC
Huainan Manyun Software Technology Co., Ltd. *	PRC
Nanjing Yunmanman Logistics Technology Co., Ltd.*	PRC
Taiyuan Manyun Software Technology Co., Ltd.*	PRC
Beijing Banglide Internet Technology Co., Ltd.*	PRC
Hebei Banglide Vehicle Service Co., Ltd.*	PRC
Guiyang Shan’en Insurance Brokerage Co., Ltd.*	PRC
Guangzhou Huitouche Information Technology Co., Ltd. *	PRC
Gui’an New District FTA Logistics Technology Co., Ltd*	PRC
Tianjin Manyun Software Technology Co., Ltd. *	PRC
Jiangsu Manyun Geographic Information Technology Co., Ltd.*	PRC
Suqian Manyun Software Technology Co., Ltd.*	PRC
Tianjin Manyun Software Technology Co., Ltd.*	PRC
Shanghai Yun Zhang Gui Electronic Technology Co., Ltd.*	PRC

*	The English name of this subsidiary, Group VIE or subsidiary of Group VIE, as applicable, has been translated from its Chinese name.